UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

Innventure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42303	93-4440048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6900 Tavistock Lakes Blvd, Suite 400
Orlando, Florida	32827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (321) 209-6787

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2024, Innventure, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the third quarter ended September 30, 2024, and certain other information.

The information contained in Item 7.01 concerning the presentation to the Company’s investors is hereby incorporated into this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain investors of the Company on November 14, 2024 and may be used by the Company in various other presentations to investors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release by Innventure, Inc. dated November 14, 2024
99.2	Innventure, Inc. presentation to investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: November 14, 2024	By:	/s/ David Yablunosky
Name: David Yablunosky
Title: Chief Financial Officer